Exhibit 10.1


                                    AMENDMENT
                                       TO
                              EMPLOYMENT AGREEMENT


     This Amendment (this "Amendment"), dated March 28, 2005, amends that certain Employment Agreement (the "Employment Agreement") dated as of August 22, 2003 by and between InfoNow Corporation, a Delaware corporation (the "Company") and Mark W. Geene ("Employee").

                                    RECITALS
                                    --------

     A. The parties hereto are parties to the Employment Agreement.

     B. The parties desire to amend the Employment Agreement to reflect Employee's position with the Company as Executive Vice President of Field and Client Operations.

                                    AGREEMENT
                                    ---------

     Therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     Section 1. Amendment to Section 2. Section 2 shall be amended by amending and restating the first sentence of Section 2 in its entirety to read as follows:

     "Employee shall be employed by the Company as its Executive Vice President of Field and Client Operations."

     Section 2. Amendment to Section 5(d) i. Section 5(d) i shall be amended by amending and restating the first sentence of Section 5(d) i in its entirety to read as follows:

     "Employee is assigned any responsibility or duty materially inconsistent with his position, duties and responsibilities as Executive Vice President of Field and Client Operations of the Company if such event shall continue for a period of 10 days following written notice from Employee to the company,"

     Section 3. Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Colorado.

     Section 4. Effect of Amendment. Except as expressly set forth in this Amendment, this Amendment shall not modify or amend any of the terms, conditions, covenants or agreements contained in the Employment Agreement, all of which are ratified and confirmed in all respects and shall continue in full force and effect.

     Section 5. Counterparts. This Amendment may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Amendment. This Amendment may be delivered by facsimile, and facsimile signatures will be treated as original signatures for all applicable purposes.

                            [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Employment Agreement on the day and year first above written.

                                           Company:

                                           InfoNow Corporation


                                           By:    /s/ Harry R. Herbst
                                           -------------------------------------
                                           Name:  Harry R. Herbst
                                           -------------------------------------
                                           Title: Chief Executive Officer
                                           -------------------------------------


                                           Employee:


                                           By:    /s/ Mark W. Geene
                                           -------------------------------------
                                           Name:  Mark W. Geene
                                           -------------------------------------
                                                  3-30-05